Exhibit 24.1
RESOLUTION OF THE
BOARD OF DIRECTORS OF
PG&E CORPORATION

February 17, 2010

WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this corporation for the year ended December 31, 2009, and has recommended to the Board that such financial statements be included in the corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, to be filed with the Securities and Exchange Commission; and

WHEREAS, the Board has authorized said financial statements to be included in said Annual Report on Form 10-K;

NOW, THEREFORE, BE IT RESOLVED that each of HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC A. MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN is hereby authorized to sign on behalf of this corporation and as attorneys-in-fact for the Chairman, Chief Executive Officer, and President, the Senior Vice President and Chief Financial Officer, and the Vice President and Controller of this corporation the Annual Report on Form 10-K for the year ended December 31, 2009, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Annual Report on Form 10-K.

I, LINDA Y.H. CHENG, do hereby certify that I am Vice President, Corporate Governance and Corporate Secretary of PG&E CORPORATION, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on February 17, 2010; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

WITNESS my hand and the seal of said corporation hereunto affixed this 17th day of February, 2010.

LINDA Y.H.CHENG
Linda Y.H. Cheng
Vice President, Corporate Governance and
Corporate Secretary
PG&E CORPORATION

C  O  R  P  O  R  A  T  E

S  E  A  L

RESOLUTION OF THE
BOARD OF DIRECTORS OF
PACIFIC GAS AND ELECTRIC COMPANY

February 17, 2010

WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this company for the year ended December 31, 2009, and has recommended to the Board that such financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2009, to be filed with the Securities and Exchange Commission; and

WHEREAS, the Board has authorized said financial statements to be included in said Annual Report on Form 10-K;

NOW, THEREFORE, BE IT RESOLVED that each of HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC A. MONTIZAMBERT, KATHLEEN HAYES, and DOREEN A. LUDEMANN is hereby authorized to sign on behalf of this company and as attorneys-in-fact for the President, the Vice President, Finance and Chief Financial Officer, and the Vice President and Controller of this company the Annual Report on Form 10-K for the year ended December 31, 2009, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Annual Report on Form 10-K.

I, LINDA Y.H. CHENG, do hereby certify that I am Vice President, Corporate Governance and Corporate Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on February 17, 2010; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

WITNESS my hand and the seal of said corporation hereunto affixed this 17th day of February, 2010.

LINDA Y.H.CHENG
Linda Y.H. Cheng
Vice President, Corporate Governance and
Corporate Secretary
PACIFIC GAS AND ELECTRIC COMPANY

C  O  R  P  O  R  A  T  E

S  E  A  L